                                                                  Exhbibit 1.1



                     WELLS FARGO STUDENT LOAN TRUST 2001-1



         $__________ ____% CLASS A-1 FLOATING RATE ASSET-BACKED NOTES

         $__________ ____% CLASS A-2 FLOATING RATE ASSET-BACKED NOTES

         $__________ ____% CLASS B FLOATING RATE ASSET-BACKED NOTES



                            UNDERWRITING AGREEMENT



                                                          November __, 2001


Salomon Smith Barney Inc.,
 as Representative of the several
 Underwriters named in Schedule II hereto

c/o Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013



Ladies and Gentlemen:

         1. Introductory. Wells Fargo Student Loans Receivables, LLC (the "Depositor") has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $__ billion of asset backed notes. The Depositor proposes to cause Wells Fargo Student Loan Trust 2001-1 (the "Trust") to issue and sell to the underwriters listed on Schedule II hereto (the "Underwriters") for which Salomon Smith Barney Inc. (the "Representative") is acting as representative, $__________ principal amount of its ____% Class A-1 Floating Rate Asset Backed Notes (the "Class A-1 Notes"), $__________ principal amount of its ____% Class A-2 Floating Rate Senior Asset Backed Notes (the "Class A-2 Notes") and $__________ principal amount of its ____% Class B Floating Rate Asset Backed Notes (the "Class B Notes" and together with the Class A-1 Notes and Class A-2 Notes, the "Notes"). The Trust will be formed by the Depositor pursuant to a Trust Agreement to be dated as of November __, 2001 (as amended and supplemented from time to time, the "Trust Agreement") between the Depositor and Bank One, National Association ("Bank One"), not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"). The assets of the Trust will include, among other things, a pool of student loans (the "Initial Financed Student Loans") and all amounts collected thereunder on and after November __, 2001 (the "Cutoff Date"). Such Initial Financed Student Loans will be acquired by the Eligible Lender Trustee on behalf of the Trust from the Depositor and by the Depositor from Wells Fargo Bank South Dakota, National Association ("WFBSD" or the "Seller") pursuant to a loan sale agreement, dated as of November __, 2001 (the "Loan Sale Agreement") among the Trust, the Seller, the Depositor and the Eligible Lender Trustee. Under certain circumstances after the Closing Date (as defined below), the Eligible Lender Trustee, acting on behalf of the Trust may acquire additional student loans ("Additional Acquired Student Loans") or may originate certain student loans (such originated Student Loans, together with the Initial Financed Student Loans and the Additional Acquired Student Loans being referred to herein, collectively, as the "Financed Student Loans"). The Financed Student Loans are to be serviced by WFBSD (the "Servicer") pursuant to a servicing agreement to be dated as of November __, 2001 (the "Servicing Agreement"), among the Trust, the Servicer, the Depositor and the Eligible Lender Trustee. The Notes will be issued pursuant to an Indenture to be dated as of November __, 2001 (as amended and supplemented from time to time, the "Indenture"), between the Trust and The Chase Manhattan Bank, a New York banking corporation, as trustee under the Indenture (the "Indenture Trustee"). In addition, pursuant to the Administration Agreement to be dated as of November __, 2001 (as amended and supplemented from time to time, the "Administration Agreement") among the Trust, Wells Fargo Bank Minnesota, National Association (the "Administrator") and the Indenture Trustee, the Administrator will agree to perform certain administrative tasks on behalf of the Trust. The Trust will have the benefit of an interest rate swap issued pursuant to an ISDA Master Agreement and related confirmation each to be dated November __, 2001 (a "Rate Swap Agreement"), between the Eligible Lender Trustee and Wells Fargo Bank, National Association (the "Swap Counterparty"). A Delaware banking corporation will be appointed as a co-trustee under the Trust Agreement pursuant to a co-trustee agreement, dated as of November , 2001 (the "Co-Trustee Agreement"), between such corporation and the Eligible Lender Trustee.

         Capitalized terms used and not otherwise defined herein shall have the meanings given them in the preliminary prospectus or, if not defined therein, as defined in Appendix A to the Administration Agreement. As used herein, the term "Basic Documents" refers to the Servicing Agreement, Administration Agreement, Indenture, Trust Agreement, Loan Sale Agreement, the letter agreement in the form of Exhibit "A" hereto (as amended and supplemented from time to time, the "Letter Agreement"), the Guarantee Agreements, the Rate Swap Agreement, any demand note issued by WFBSD (the "Demand Note") and the Depository Agreement.

         2. Representations and Warranties of the Depositor. The Depositor represents and warrants to and agrees with the Underwriters that:

         (a) A registration statement on Form S-3 (No. 333-69218), including a form of prospectus, relating to the Notes has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended as of the date of the Agreement is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Agreement pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the

"Prospectus;" a "preliminary prospectus" means any form of prospectus, including any prospectus supplement, relating to the Notes used prior to date of this Agreement that is subject to completion; the "Base Prospectus" means the base prospectus dated November __, 2001 included in the Prospectus; the "Prospectus Supplement" means the prospectus supplement dated the date hereof included in the Prospectus .

         (b) On the effective date of the Registration Statement, such registration statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. On the date of this Agreement the Registration Statement and the preliminary prospectus conform, and at the time of the filing of the Prospectus in accordance with Rule 424(b), the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from such documents based upon written information furnished to the Depositor by the Representative specifically for use therein, it being understood that the only such information consists of the Underwriters' Information (as defined in Section 7(f)).

         (c) The Notes are "asset backed securities" within the meaning of, and satisfy the requirements for use of, Form S-3 under the Act.

         (d) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder.

         (e) Each of the Depositor, the Seller, the Servicer and the Administrator is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization, is duly qualified to transact business in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as presently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents except where the failure to be so qualified or to have such licenses, permits or consents would not have a material adverse affect on the Depositor, the Seller, the Servicer and the Administrator, as applicable or on its ability to perform its obligations under the Basic Documents.

         (f) This Agreement and each of the Basic Documents to which each of the Depositor, the Seller, the Servicer and the Administrator is a party has been duly authorized and, when executed and delivered by the Depositor, the Seller, the Servicer and the Administrator will constitute a valid and binding agreement of each of the Depositor, the Seller, the Servicer and the Administrator, enforceable against the Depositor, the Seller, the Servicer and the Administrator in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement and the Letter Agreement to limitations of public policy under applicable securities laws.

         (g) None of the Depositor, the Seller, the Servicer or the Administrator is in breach or violation of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, which breach or violation would have a material and adverse effect on its ability to perform its obligations under this Agreement or any of the Basic Documents, in each case, to which it is a party.

         (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Depositor, or any affiliate thereof or the Underwriters, any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

         (i) Neither the Depositor nor any of its affiliate has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes, except for this Agreement.

         (j) The Trust is not an "investment company" and is not required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (k) As of the Closing Date (as defined below), the representations and warranties of the Depositor, the Seller, the Servicer and the Administrator, in each of their respective capacities under each of the Basic Documents, to which each is a party will be true and correct in all material respects as of the date of such representation or warranty was given and each such representation and warranty is so incorporated herein by this reference.

         (l) The Depositor has filed the preliminary prospectus supplement relating to the Notes pursuant to and in accordance with Rule 424(b).

         (m) The Trust's assignment of the Collateral to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no other outstanding Lien.

         (n) The Notes, when duly and validly executed by the Indenture Trustee, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

         (o) Neither the execution, delivery or performance of any of the Basic Documents by the Depositor, the Seller, the Servicer or the Administrator, nor the issuance, sale and delivery of the Notes, nor the fulfillment of the terms of the Notes, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the formation documents of the Depositor, the Seller, the Servicer or the Administrator, any material indenture or other material agreement or instrument to which the Depositor, the Seller, the Servicer or the Administrator is a party or by which either of them or their properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Depositor, the Seller, the Servicer or the Administrator of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Depositor, the Seller, the Servicer or the Administrator, or will result in the creation of any lien upon any material property or assets of the Depositor, the Seller, the Servicer or the Administrator (other than pursuant to the Basic Documents).

         (p) Other than as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor, the Seller, the Servicer or the Administrator is a party or of which any of its properties is the subject, which if determined adversely to the Depositor, the Seller, the Servicer or the Administrator would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of any of them; and to the best of the Depositor's, the Seller's, the Servicer's or the Administrator's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

         (q) No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such as have been or will have been prior to the Closing Date duly made or obtained.

         (r) Since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended prior to the date hereof, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Depositor, the Seller, the Servicer or the Administrator, or the Depositor's, the Seller's, Servicer's or the Administrator's ability to perform its obligations under this Agreement or any of the Basic Documents to which it is a party.

         (s) Any taxes, fees and other governmental charges owed by the Depositor, the Seller, the Servicer, the Administrator or the Trust due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Basic Documents and the Notes have been or will have been paid at or prior to the Closing Date.

         (t) Under generally accepted accounting principles, (i) the Seller will report its transfer of the Financed Student Loans transferred by it to the Depositor pursuant to the Loan Sale Agreement as a sale of the Financed Student Loans for financial accounting purposes and (ii) the Depositor will report its transfer of the Financed Student Loans to the Trust pursuant to the Loan Sale Agreement as a sale of the Financed Student Loans for financial accounting purposes (it being understood, however, that the sales described in clauses (i) and (ii) may not be recognized for accounting purposes due to the application of consolidated financial reporting).

         (u) Immediately prior to the transfer thereof by the Seller to the Depositor pursuant to the Loan Sale Agreement, the Seller was the sole owner of all right, title and interest in, and had good and marketable title to the Initial Financed Student Loans to be transferred to the Depositor. Pursuant to the Loan Sale Agreement, the Seller will transfer to the Depositor and the Depositor will transfer to the Trust ownership of the Initial Financed Student Loans. Immediately prior to the transfer thereof to the Trust, the Depositor will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Initial Financed Student Loans. The assignment of the Initial Financed Student Loans, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Loan Sale Agreement, vests in the Eligible Lender Trustee on behalf of the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

         (v) Immediately prior to the transfer of the Financed Student Loans by the Seller to the Depositor, the Depositor's interest in the Financed Student Loans and the proceeds thereof shall be perfected upon the filing of UCC-1 financing statements naming the Seller, as debtor, the Depositor, as secured party and the Indenture Trustee, as assignee (the "Seller Financing Statements") in the offices specified in Schedule I and there shall be no unreleased UCC financing statements filed against the Seller in the Financed Student Loans other than the Seller Financing Statements. If a court concludes that the transfer of the Financed Student Loans from the Seller to the Depositor is a sale, the interest of the Depositor in the Financed Student Loans and the proceeds thereof will be perfected upon the filing of the Seller Financing Statements in the offices specified in Schedule I. If a court concludes that such transfer is not a sale, the Loan Sale Agreement and the transactions contemplated thereby constitute a grant by the Seller to the Depositor of a valid security interest in the Financed Student Loans and the proceeds thereof, which security interest will be perfected upon the filing of the Seller Financing Statements in the office specified in Schedule I. No filing or other action, other than the filing of the Seller Financing Statements in the offices specified in Schedule I and any related continuous statements specified in Schedule I and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Depositor in the Financed Student Loans and the proceeds thereof against third parties.

         (w) Immediately prior to the transfer of the Financed Student Loans by the Depositor to the Trust, the Trust's interest in the Financed Student Loans and the proceeds thereof shall be perfected upon the filing of UCC-1 Financing Statements naming the Depositor, as debtor, the Trust, as secured party and the Indenture Trustee, as assignee (the "Depositor Financing Statements") in the offices specified in Schedule I and there shall be no unreleased UCC financing statements filed against the Depositor in the Financed Student Loans other than the Depositor Financing Statements. If a court concludes that the transfer of the Financed Student Loans from the Depositor to the Trust is a sale, the interest of the Trust in the Financed Student Loans and the proceeds thereof will be perfected upon the filing of the Depositor Financing Statements in the offices specified in Schedule I. If a court concludes that such transfer is not a sale, the Servicing Agreement and the transactions contemplated thereby constitute a grant by the Depositor to the Trust of a valid security interest in the Financed Student Loans and the proceeds thereof, which security interest will be perfected upon the filing of the Depositor Financing Statements in the offices specified in Schedule I. No filing or other action, other than the filing of the Depositor Financing Statements in the offices specified in Schedule I and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Trust in the Financed Student Loans and the proceeds thereof against third parties.

         (x) The Indenture and the transactions contemplated thereby constitute a grant by the Trust to the Indenture Trustee of a valid security interest in the Collateral and the proceeds thereof, which security interest will be perfected upon the filing of UCC-1 Financing Statements naming the Trust, as debtor and the Indenture Trustee, as secured party (the "Trust Financing Statements") in the offices specified in Schedule I and the Indenture Trustee's taking possession of the Demand Note and there shall be no unreleased UCC financing statements filed against the Trust in the Collateral other than the Trust Financing Statements. No filing or other action, other than the filing of the Trust Financing Statements and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Indenture Trustee in the Collateral and the proceeds thereof against third parties.

         (y) The Trust Agreement need not be qualified under the Trust Indenture Act of 1939, as amended.

         (z) The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

         3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto at a purchase price equal to the product of the "Price %" as specified on
Schedule III hereto for such class of Notes and the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto, plus accrued interest from November __, 2001.

         The Depositor will deliver the Notes to the Underwriters, against payment of the purchase price to or upon the order of the Depositor by wire transfer in federal (same day) funds, at the office of Sidley Austin Brown & Wood, 875 Third Avenue, New York, NY 10022, at 10:00 a.m., New York time on November __, 2001, or at such other time not later than seven full business days thereafter as the Underwriters and the Depositor agree in writing, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

         4. Offering by Underwriter. It is understood that, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

         5. Covenants of the Depositor. The Depositor covenants and agrees with the Underwriters that:

         (a) The Depositor will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Representative, subparagraph (5)) of Rule 424(b) no later than the second business day following the date it is first used. The Depositor will advise the Representative promptly of any such filing pursuant to Rule 424(b).

         (b) The Depositor will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative, which consent shall not be unreasonably withheld or delayed; and the Depositor will advise the Representative promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Notes is required to be delivered by an Underwriter or dealer either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Depositor promptly will notify the Representative of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Representative's consent to, nor the Underwriters' distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

         (d) The Depositor will, so long as delivery of a prospectus by an underwriter or dealer is required by the Act, furnish to the Underwriters copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

         (e) The Depositor will take all actions which are necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Depositor be obligated to qualify as a foreign corporation or to execute a general or unlimited consent or take any action that would subject it to service of process in any such jurisdiction.

         (f) The Depositor shall, at all times upon request of the Representative or its advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriters or its advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Depositor and any other relevant matters as they possess or can acquire without unreasonable effort or expense, including any and all documentation requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Underwriting Agreement and (ii) provide the Underwriters or its advisors, or both, prior to acceptance of its subscription, the reasonable opportunity to ask questions of the Depositor, the Seller and the Servicer with respect to such matters.

         (g) Until the retirement of the Notes, the Depositor will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Eligible Lender Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Indenture Trustee or the Eligible Lender Trustee.

         (h) So long as any of the Notes are outstanding, the Depositor will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Depositor pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Depositor, the Seller or the Servicer as the Representative may reasonably request only insofar as such information relates to the Registration Statement or the Prospectus or the transactions contemplated by the Basic Documents.

         (i) On or before the Closing Date, the Depositor shall cause the computer records of the Depositor, the Seller and the Servicer relating to the Financed Student Loans to show the ownership by the Eligible Lender Trustee on behalf of the Trust of the Financed Student Loans, and from and after the Closing Date none of the Depositor, the Seller, the Servicer or the Administrator shall take any action inconsistent with the ownership by the Eligible Lender Trustee on behalf of the Trust of such Financed Student Loans, other than as permitted by the Servicing Agreement.

         (j) To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditioned upon the furnishing of documents or the taking of any other actions by the Depositor, the Seller or the

Servicer on or prior to the Closing Date, the Depositor shall or shall cause the Seller and the Servicer to furnish such documents and take any such other actions. A copy of any such documents shall be provided to the Representative at the time it is delivered to the rating agencies.

         (k) The Depositor will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and the Prospectus),
(ii) the preparation, issuance and delivery of the Notes to the Underwriters,
(iii) the fees and disbursements of the Depositor's, the Seller's, the Servicer's and the Administrator's counsel (including without limitation, local counsel) and accountants, (iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and the Prospectus and each amendment thereto, (vi) the reasonable expenses of the Underwriters (other than its counsel), (vii) the fees and reasonable expenses of counsel to the Underwriters, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses of the Indenture Trustee and its counsel, (x) the fees and expenses of the Eligible Lender Trustee, the Trust and each of their counsel and (xi) any set-up fee charged by the Swap Counterparty.

         6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties of the Depositor, the herein, to the accuracy of the written statements of officers of the Depositor, the Seller and the Servicer made pursuant to the provisions of this Section, to the performance by the Depositor of its obligations hereunder and to the following additional conditions precedent:

         (a) The Representative shall have received a letter, dated the date hereof, of Ernst & Young, LLP confirming that such accountants are independent public accountants within the meaning of the Act and the Rules and Regulations, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance satisfactory to the Representative and counsel for the Underwriters (i) regarding certain numerical information contained in the Prospectus and (ii) relating to certain agreed-upon procedures.

         (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Depositor, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the Financed Student Loans or particularly the business or properties of the Trust, the

Depositor, the Seller, the Servicer, the Administrator or the Swap Counterparty, which, in the sole discretion of the Representative, materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any securities of the Seller, the Servicer, Wells Fargo or the Swap Counterparty, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market, or any setting of minimum or maximum prices for trading on such exchange; (iv) any suspension of trading of any securities of Wells Fargo on any exchange, the NASDAQ National Market or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; (vi) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war or national emergency by Congress, any change in the financial markets or any other substantial national or international calamity or emergency if, in the sole judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof or (vii) a material disruption has occurred in securities settlement or clearance services in the United States.

         (d) On the Closing Date, each of the Basic Documents and the Notes shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Eligible Lender Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents and the Notes shall be substantially in the forms heretofore provided to the Representative.

         (e) The Representative shall have received an opinion of Sidley Austin Brown & Wood, special counsel to the Depositor, the Seller, the Servicer and the Administrator, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

          (i) The Servicer had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans consistent with all applicable conditions, restrictions and limitations of the federal Higher Education Act of 1965, as amended (the "Higher Education Act").

          (ii) This Agreement and the Letter Agreement are the legal, valid and binding obligation of the Depositor and Wells Fargo, respectively.

          (iii) The Basic Documents (other than the Letter Agreement and the Trust Agreement) to which each of the Seller, the Trust, the Servicer, the Administrator and the Depositor is a party are the legal, valid and binding obligation of the Seller, the Servicer, the Administrator, the Depositor and the Trust, enforceable against the Seller, the Servicer, the Administrator, the Depositor and the Trust in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

          (iv) When the Notes have been duly executed, authenticated and delivered in accordance with the Indenture and paid for pursuant to this Agreement, the Notes will be validly issued and outstanding and enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

          (v) To the best of such counsel's knowledge, there are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

          (vi) The Registration Statement became effective under the Act on November __, 2001 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

          (vii) The Depositor is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

          (viii) The Trust Agreement need not be qualified under the Trust Indenture Act and the Trust is not required to register under the Investment Company Act.

          (ix) The Indenture has been duly qualified under the Trust Indenture Act.

          (x) The statements in the Prospectus Supplement under the headings "Summary of Terms -- Tax Status," "Certain Federal Income Tax and State Tax Consequences," "Summary of Terms -- ERISA Considerations," and "ERISA Considerations," and in the Base Prospectus under the headings "Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Code and ERISA.

          (xi) The Notes will be properly characterized as debt under federal and [California State law] and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation under federal [or California state income and franchise tax law].

          (xii) The Registration Statement as of its effective date and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations (except with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

          (xiii) No facts have come to their attention which cause them to believe that the Registration Statement as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement, the Prospectus or any amendment or supplement thereto.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the States of New York, California and Delaware.

         (f) The Representative shall have received the opinion or opinions of in-house counsel to the Depositor, the Seller, the Servicer and the Administrator and/or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters to the effect that:

          (i) The Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon transactions contemplated by the Basic Documents and its business or the ownership of its property.

          (ii) This Agreement has been duly authorized, executed and delivered by the Depositor. The Basic Documents to which it is a party have been duly authorized, executed and delivered by the Depositor.

          (iii) The Depositor has full power and authority to sell and assign the property to be sold and assigned to the Trust by it pursuant to the Loan Sale Agreement and has duly authorized such sale and assignment to the Trust by all necessary action.

          (iv) The Depositor has duly authorized, executed and delivered the written order to the Eligible Lender Trustee to execute and deliver the Issuer Order to the Indenture Trustee.

          (v) Neither the execution, delivery and performance by the Depositor of the Basic Documents to which it is a party, nor the consummation by the Depositor of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Depositor, pursuant to the terms of the formation documents of the Depositor or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Depositor or its properties, or any agreement or instrument known to me after due investigation to which the Depositor is a party or by which the Depositor or any of its properties is bound.

          (vi) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by the Depositor.

          (vii) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others
          (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or (ii) that could materially adversely affect the ability of the Depositor to perform its obligations under any of the Basic Documents to which either is a party.

          (viii) Each of the Servicer, the Seller, the Administrator and Wells Fargo has been duly organized and is validly existing as a national association in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property or the transactions contemplated by the Basic Documents.

          (ix) The Basic Documents to which it is a party have been duly authorized, executed and delivered by the Servicer, the Seller, the Administrator and Wells Fargo.

          (x) Each of the Servicer, the Seller, the Administrator and Wells Fargo has full corporate power and authority to enter into the Basic Documents to which it is a party and has duly authorized entering into such documents by all necessary corporate action.

          (xi) Neither the execution, delivery and performance by any of the Servicer, the Seller, the Administrator and Wells Fargo of the Basic Documents to which it is a party, nor the consummation by any of the Servicer, the Seller, the Administrator or Wells Fargo of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any of the Servicer, the Seller, the Administrator or Wells Fargo, or by which any of their properties is bound pursuant to the terms of the certificate of incorporation or the by-laws of any of the Servicer, the Seller, the Administrator or Wells Fargo or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over any of the Servicer, the Seller, the Administrator or Wells Fargo or its properties, or any agreement or instrument known to me after due investigation to which the Servicer, the Seller, the Administrator or Wells Fargo is a party or by which any of their properties is bound.

          (xii) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which any of the Servicer, the Seller, the Administrator or Wells Fargo is a party or of which any property of the Servicer, the Seller, the Administrator or Wells Fargo is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or
          (ii) that could materially adversely affect the ability of the Servicer, the Seller, the Administrator or Wells Fargo to perform its obligations under any of the Basic Documents to which either is a party.

          (xiii) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority, which has not been obtained or accomplished by the Seller, the Servicer, the Administrator or Wells Fargo, is necessary to be obtained or accomplished by Seller, the Servicer, or the Administrator or Wells Fargo in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by the Seller, the Servicer, the Administrator or Wells Fargo.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America, the General Corporation Law of the State of Delaware and the laws of the State of California, Minnesota and South Dakota.

         (g) The Representative shall have received the opinions of [Sidley Austin Brown & Wood and/or Faegre & Benson] dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters to the effect that:

          (i) The transfer of the Financed Student Loans and the proceeds thereof by the Seller to the Depositor pursuant to the Loan Sale Agreement constitutes either (i) a valid sale, transfer and assignment of the Financed Student Loans and the proceeds thereof from the Seller to the Depositor or (ii) the grant of a security interest therein favor of the Depositor, which security interest has attached. In either case the provisions of the Loan Sale Agreement are sufficient to create a valid and enforceable security interest in favor of the Depositor in the Seller's right, title and interest in the Financed Student Loans and the proceeds thereof. Such security interest in the Financed Student Loans and all identifiable cash proceeds thereof will be perfected upon the filing of the Seller's Financing Statements and the security interest of the Depositor in the Financed Student Loans described in the Seller's Financing Statements will have priority over all other security interests in such Financed Student Loans.

          (ii) Based solely upon the UCC Reports (x) there are no financing statements on file which describe the Financed Student Loans as collateral and naming the Seller as debtor in the office of the [South Dakota or Washington, D.C.] Secretary of State and (y) there are no notices of the filing of any tax liens or liens of the Pension Benefit Guaranty Corporation ("PBGC") against the ----- Seller filed pursuant to Section 6323 of the Internal Revenue Code or Section 408 of ERISA in the office of the [South Dakota or Washington, D.C.] Secretary of State. Such office is the only office having files which must be searched in order to determine whether any security interests in the Financed Student Loans have been perfected by filing and to determine the existence of any federal tax liens or PBGC liens on such property.

          (iii) The transfer of the Financed Student Loans (and the other Trust Property including the Demand Note) and the proceeds thereof by the Depositor to the Trust pursuant to the Loan Sale Agreement constitutes either (i) a valid sale, transfer and assignment of the Financed Student Loans (and the other Trust Property including the Demand Note) and the proceeds thereof from Depositor to the Trust or (ii) the grant of a security interest therein favor of the Trust, which security interest has attached. In either case the provisions of the Loan Sale Agreement are sufficient to create a valid and enforceable security interest in favor of the Trust in Depositor's right, title and interest in the Financed Student Loans (and the other Trust Property including the Demand Note) and the proceeds thereof. Such security interest in the Financed Student Loans (and in the other Trust Property in which a security interest may be perfected by filing) and all identifiable cash proceeds thereof will be perfected upon the filing of the Depositor Financing Statements and the security interest of the Trust in the Financed Student Loans (and in the other Trust Property in which a security interest may be perfected by filing) described in the Depositor Financing Statements will have priority over all other security interests in such Financed Student Loans (and in the other Trust Property in which a security interest may be perfected by filing). Such security interest in the Demand Note and all identifiable cash proceeds thereof will be perfected upon the Trust's taking possession of the Demand Note and the security interest of the Trust in the Demand Note will have priority over all other security interests in the Demand Note.

          (iv) Based solely upon the UCC Reports (x) there are no financing statements on file which describe the Financed Student Loans as collateral and naming the Depositor as debtor in the office of the [South Dakota or Delaware] Secretary of State and (y) there are no notices of the filing of any tax liens or liens of the Pension Benefit Guaranty Corporation ("PBGC") against the Depositor filed in such offices pursuant to Section 6323 of the Internal Revenue Code or Section 408 of ERISA. Such offices are the only office having files which must be searched in order to determine whether any security interests in the Financed Student Loans (and the other Collateral that may be perfected by filing) have been perfected by filing and to determine the existence of any federal tax liens or PBGC liens on such property.

          (v) The pledge of the Financed Student Loans (and the other Collateral including the Demand Note) and the proceeds thereof by the Trust to the Indenture Trustee pursuant to the Indenture constitutes the grant of a security interest therein favor of the Indenture Trustee, which security interest has attached. The provisions of the Indenture are sufficient to create a valid and enforceable security interest in favor of the Indenture Trustee in Trust's right, title and interest in the Financed Student Loans (and the other Collateral in which a security interest may be perfected by filing) and the proceeds thereof. Such security interest in the Financed Student Loans (and the other Collateral in which a security interest may be perfected by filing) and all identifiable cash proceeds thereof will be perfected upon the filing of the Trust Financing Statements and the security interest of the Indenture Trustee in the Financed

          Student Loans (and the other Collateral that may be perfected by filing) described in the Trust Financing Statements will have priority over all other security interests in such Financed Student Loans (and the other Collateral in which a security interest may be perfected by filing) Such security interest in the Demand Note and all identifiable cash proceeds thereof will be perfected upon the Trust's taking possession of the Demand Note and the security interest of the Trust in the Demand Note will have priority over all other security interests in the Demand Note.

          (vi) Based solely upon the UCC Reports (x) there are no financing statements on file which describe the Financed Student Loans (and the other Collateral including the Demand Note) as collateral and naming the Trust as debtor in the office of the Delaware Secretary of State and (y) there are no notices of the filing of any tax liens or liens of the Pension Benefit Guaranty Corporation ("PBGC") against Trust filed in such offices pursuant to Section 6323 of the Internal Revenue Code or Section 408 of ERISA. Such offices are the only office having files which must be searched in order to determine whether any security interests in the Financed Student Loans (and the other Collateral that may be perfected by filing) have been perfected by filing and to determine the existence of any federal tax liens or PBGC liens on such property.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the States of New York, Delaware and South Dakota.

         (h) The Representative shall have received an opinion addressed to it of Sidley Austin Brown & Wood, in its capacity as counsel to the Depositor, dated the Closing Date, with respect to the creation of (x) a "true sale" with respect to the transfers of the Financed Student Loans from the Seller to the Depositor, (y) a "true sale" or a valid and binding security interest with respect to the transfer of the Financed Student Loans from the Depositor to the Trust and (z) non consolidation opinion between the Depositor and the Seller. Such opinions shall be limited to the laws of the States of New York and South Dakota and United States federal law.

         (i) The Representative shall have received an opinion of ____________, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

          (i) The Indenture Trustee has been duly organized as a ________ and is validly existing and in good standing under the laws of the State of New York.

          (ii) The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

          (iii) Each of the Indenture and the Administration Agreement has been duly executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture

          Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (iv) The Notes have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

         (j) The Representative shall have received an opinion of ___________ counsel to the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

          (i) The Eligible Lender Trustee is a national banking association duly incorporated or organized and validly existing under the laws of the United States.

          (ii) The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Trust Agreement and to enter into and perform its obligations under the Basic Documents to which it is a party.

          (iii) The execution and delivery of the Basic Documents to which it is a party, and the performance by the Eligible Lender Trustee of its obligations under the Basic Documents to which it is a party have been duly authorized by all necessary action of the Eligible Lender Trustee and each has been duly executed and delivered by the Eligible Lender Trustee.

          (iv) The Basic Documents to which it is a party constitutes the valid and binding obligations of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with their respective terms.

          (v) The execution and delivery by the Eligible Lender Trustee of the Basic Documents to which it is a party do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

          (vi) Each of the Notes has been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust.

          (vii) None of (x) the consummation by the Eligible Lender Trustee of the transactions contemplated in the Basic Documents, (y) the consummation by the

          Trust of the transactions contemplated in the Basic Documents, or
          (z) the fulfillment of the terms thereof by the Eligible Lender Trustee or the Trust, as the case may be, will conflict with, result in a breach or violation of, or constitute a default under any law or the Articles of Association, Bylaws or other organizational documents of the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument known to such counsel after due investigation and to which the Eligible Lender Trustee or any of its subsidiaries is a party or by which it or any of them is bound or any judgment, order or decree known to such counsel to be applicable to the Eligible Lender Trustee or any of its subsidiaries, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Eligible Lender Trustee or any of its subsidiaries

          (viii) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Delaware having jurisdiction over the banking or trust powers of the Eligible Lender Trustee is required in connection with the execution and delivery by the Eligible Lender Trustee of the Basic Documents to which it is a party.

         Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the States of New York and Delaware.

         (k) The Representative shall have received an opinion of counsel to Bank One acceptable to the Representative, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) Bank One is a national banking association duly incorporated or organized and validly existing under the laws of the United States.

          (ii) Each of the Basic Documents to which it is a party has been duly authorized by all necessary action of Bank One and has been duly executed and delivered by Bank One.

          (iii) Each of the Basic Documents to which it is a party constitutes a valid and binding obligation of Bank One enforceable against Bank One in accordance with its terms, except (x) that enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iv) The execution and delivery by Bank One of each of the Basic Documents to which it is a party does not require any consent, approval or authorization of, or any registration or filing with, any governmental authority having jurisdiction over Bank One.

          (v) Bank One is an "eligible lender" as such term is defined in
          Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans.

         (l) The Representative shall have received copies of each opinion of counsel delivered to the Rating Agencies, together with a letter addressed to the Underwriters, dated the Closing Date, to the effect that the Underwriters may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

         (m) The Representative shall have received an opinion of counsel to the Swap Counterparty, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

         (n) The Representative shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, to the effect that:

          (i) The Trust Agreement constitutes the valid and binding obligation of the Eligible Lender Trustee, the Delaware Trustee, and the Depositor, enforceable against the Eligible Lender Trustee, the Delaware Trustee and the Depositor, in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

          (ii) The Trust has been duly formed and is validly existing as a business trust under the Business Trust Act of the State of Delaware (the "Business Trust Act"). The Trust Agreement authorizes the Trust to execute and deliver the Other Basic Documents to which it is a party to issue the Notes and to grant the Collateral to the Indenture Trustee as security for the Notes.

          (iii) Except for the timely filing in the future of continuation statements with respect to the financing statements, no other filing is required in the State of Delaware in order to make effective the lien of the Indenture. Insofar as Article 9 of the Delaware Uniform Commercial Code, 6 Del. C. ss. 9-101 et seq. (the "UCC"), applies (without regard to conflict of laws principles) and assuming that the security interest in that portion of the Collateral that consists of general intangibles and accounts, as defined under the UCC, has been duly created and has attached, the Indenture Trustee has a perfected security interest in such general intangibles and accounts and the proceeds thereof and, assuming that the

          UCC search accurately lists all of the financing statements filed naming the Trust as debtor and describing any portion of the Collateral consisting of such general intangibles and accounts and the proceeds thereof, such security interest of the Indenture
          Trustee will be prior to the security interest of all other creditors of the Trust whose security interests are perfected solely by filing UCC financing statements in the State of Delaware, excluding purchase money security interests under ss.9-312 of the UCC and temporarily perfected security interests in proceeds under ss.9-306 of the UCC.

          (iv) Under ss. 3805(b) of the Business Trust Act, no creditor of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

          (v) Under ss. 3805(c) of the Business Trust Act, and assuming that the Loan Sale Agreement conveys good title to the Initial Financed Student Loans to the Trust as a true sale and not as a security arrangement, the Trust rather than the Depositor is the owner of the Initial Financed Student Loans.

          (vi) The Delaware Trustee is not required to hold legal title to the Trust Estate in order for the Trust to qualify as a business trust under the Business Trust Act.

          (vii) The execution and delivery by the Eligible Lender Trustee or the Delaware Trustee of the Trust Agreement and, on behalf of the Trust, of the Basic Documents to which it is a party, do not require any consent, approval or authorization of, or any registration of filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

          (viii) Neither the consummation by the Eligible Lender Trustee or the Delaware Trustee of the transactions contemplated in the Trust Agreement or, on behalf of the Trust, the transactions contemplated in the Basic Documents, nor the fulfillment of the terms thereof by the Eligible Lender Trustee or the Delaware Trustee will conflict with or result in a breach or violation of any law of the State of Delaware.

         (o) The Representative shall have received an opinion of counsel acceptable to the Representative of Colorado Student Loan Program ("CSLP"), dated the Closing Date, and in form and substance satisfactory to the Representative and its counsel, to the effect that:

          (i) CSLP has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of its incorporation with full power and authority (corporate and other) to own its properties and conduct its business, as currently conducted by it, and to enter into and perform its obligations under its Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSLP's obligations under such Guarantee Agreement), and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Student Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act and any rules and regulations thereunder and interpretations thereof, reinsurance payments from the Department with respect to claims paid by it on such Financed Student Loans.

          (ii) CSLP is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render CSLP's obligation under its Guarantee Agreement to guarantee the Financed Student Loans covered thereby unenforceable by or on behalf of the Trust.

          (iii) The Guarantee Agreement (and its agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSLP's obligations under such Guarantee Agreement) have been duly authorized, executed and delivered by CSLP and are the legal, valid and binding obligation of CSLP enforceable against CSLP in accordance with their respective terms, except that
          (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iv) None of the execution and delivery by CSLP of its Guarantee Agreement, the consummation by CSLP of the transactions contemplated therein, or the fulfillment of the terms thereof by CSLP will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any terms or provision of the organizational documents or bylaws of CSLP or of any indenture or other agreement or instrument to which CSLP is a party or by which CSLP is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to CSLP of any court, regulatory body, administrative agency or governmental body having jurisdiction over CSLP.

          (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against CSLP before or by any governmental authority that might materially and adversely affect the performance by CSLP of its obligations under, or the validity or enforceability of, its Guarantee Agreement.

          (vi) CSLP is a "guarantor" covered by the provisions of Section 432(o) of the Higher Education Act.

         (p) The Representative shall have received an opinion of Dean, Blackey & Moskowitz, special student loan counsel to the several Underwriters or, in the case of (iii) below, special student loan counsel to the Eligible Lender Trustee and Bank One, dated the Closing Date, and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) The Basic Documents, and the transactions contemplated by the Basic Documents, conform in all material respects to the applicable requirements of the Higher Education Act, and that, upon the due authorization, execution and delivery of the Basic Documents and the consummation of such transactions, the Financed Student Loans, legal title to which will be held by the Eligible Lender Trustee on behalf of the Trust, will qualify, subject to compliance with all applicable origination and servicing requirements with respect thereto, to receive all applicable federal assistance payments, including federal reinsurance and federal interest subsidies and special allowance payments, with respect thereto.

          (ii) To the extent that the statements in the Prospectus purport to summarize or describe provisions of the Higher Education Act, or constitute statements of matters of law or legal conclusions with respect to the Higher Education Act, such statements have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Higher Education Act.

          (iii) Such counsel has examined the Registration Statement and the Prospectus, and nothing has come to such counsel's attention that would lead such counsel to believe that, solely with respect to the Higher Education Act and the student loan business, the Registration Statement or the Prospectus or any amendment or supplement thereto as of the respective dates thereof or on the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

          (iv) Each of the Eligible Lender Trustee and the Indenture Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans.

          (v) Assuming that the Indenture Trustee continues to satisfy the "primary consumer credit function" test of the Higher Education Act and 34 C.F.R. Section 682.200 and the other applicable requirements contained in the Higher Education Act and the regulations promulgated thereunder, it will continue to be an "eligible lender" under the Higher Education Act unless and until the Department or a guaranty agency revokes such status pursuant to the procedures contained in the Higher Education Act and the regulations promulgated thereunder, assuming no material change in the Higher Education Act or regulations of the Department, or the Department's interpretations thereof, during such time.

          (vi) CSLP is a private non-profit Family Federal Education Loan Program ("FFELP") guaranty agency (a "Guaranty Agency") covered by the provisions of Section 432(o) of the Higher Education Act. In the event that the United States Secretary of Education (the "Secretary") determines that a Guaranty Agency is unable to meet its insurance obligations under Title IV-B of the Higher Education Act, the Secretary is required by Section 432(o) of the Higher Education Act to pay otherwise valid insurance claims submitted directly to the Secretary by FFELP lenders on loans insured by such Guaranty Agency in the full amount of the Guaranty Agency's insurance obligation thereon and in accordance with insurance requirements no more stringent than those of the Guaranty Agency.

         (q) The Representative shall have received a certificate dated the Closing Date of the Depositor, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Depositor, in which such officer shall state that, (i) the representations and warranties of the Depositor contained in this Agreement and the Basic Documents to which it is a party are true and correct, (ii) that the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since December 31, 2000, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Depositor has occurred.

         (r) The Representative shall have received a certificate dated the Closing Date of each of the Servicer and the Seller, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Servicer and the Seller, as applicable, in which such officer shall state that (i) the representations and warranties of the Servicer and the Seller, as applicable, contained in the Basic Documents to which it is a party are true and correct, (ii) that the Servicer and the Seller, as applicable, have complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date and (iii) since December 31, 2000, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Servicer and the Seller, as applicable, has occurred.

         (s) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, the Depositor Financing Statements, the Seller Financing Statements and the Trust Financing Statements shall have been submitted to the Eligible Lender Trustee or Indenture Trustee, as the case may be, for filing in the appropriate filing offices.

         (t) The Class A-1 Notes and the Class A-2 Notes shall each be rated "AAA" or its equivalent, in each case by Moody's, Fitch and S&P and the Class B Notes shall be rated "A2" by Moody's and "A" by each of Fitch and S&P, and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.

         The Depositor will provide or cause to be provided to the Representative such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative shall reasonably request.

         7. Indemnification and Contribution.

         (a) The Depositor agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto, or

          (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon
(i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus, the Prospectus Supplement or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Depositor by such Underwriter through the Representative specifically for use therein and (ii) the failure of such Underwriter to send or give to any purchaser, at or prior to the written confirmation of the sale of Notes to such person, a copy of any amended or supplemented Base Prospectus or Prospectus Supplement under circumstances where the Depositor has furnished copies of such an amended or supplemented Base Prospectus or Prospectus Supplement to the Underwriters in a reasonable amount of time in advance of the purchase of Notes that were the subject of loss, claim, damage or liability and the untrue statement or omission of material fact contained in the prior Base Prospectus or Prospectus Supplement was corrected in the Base Prospectus or Prospectus Supplement, as so amended or supplemented. The written information furnished by the Representative to the Depositor consists solely of the information set forth in the [first paragraph, second paragraph and the second sentence of the third paragraph] under the heading "Underwriting" in the Prospectus Supplement (the "Underwriters' Information"). The indemnity provided for in this Section 7 shall be in addition to any liability which the Depositor may otherwise have. The Depositor will not, without the prior written consent of the Representative, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Representative or any person who controls the Representative is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Base Prospectus, any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto or (ii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, the Base Prospectus any preliminary prospectus or the Prospectus Supplement or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters' Information, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (for purposes of this paragraph (c), the "indemnified party") shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of this paragraph (c), the "indemnifying party"), but the failure to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 except to the extent that it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated in writing by the Representative in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from such offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriters (the "Spread"). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the Spread with respect to the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations, and not joint, and contributions among Underwriters shall be governed by the provisions of the Representative's Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, shall have the same rights to contribution as the Depositor.

         8. Default of Underwriter. If, at the Closing, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, at the Closing, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than ten percent of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Depositor, except as provided in Section 9. In any such case either the Representative or the Depositor shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Depositor or its officers and of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Depositor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by the Depositor pursuant to Section 5(k) and the respective obligations of the Depositor, the Depositor and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (iii), (v) and (vi) of Section 6(c) or a default by the Underwriters pursuant to Section 8), the Depositor will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by it in connection with the offering of the Notes.

         10. Notices. Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters, when delivered to the Representative at 390 Greenwich Street, 6th Floor, New York, NY, 10013, attention: Ted Yarbrough (fax # (212) 723-8591) and if sent to the Depositor when delivered to Sixth and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Mary E. Schaffner, Senior Counsel (Fax # (612) 667-6082).

         11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

         14. Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by Representative under this Agreement will be binding upon all the Underwriters.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Depositor and the Underwriters in accordance with its terms.

                                           Very truly yours,
                                           WELLS FARGO STUDENT LOANS
                                           RECEIVABLES, LLC



                                           By:__________________________
                                           Name:
                                           Title:




The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of
the date first written above.


SALOMON SMITH BARNEY INC.



By:____________________________
     Name:
     Title:


Acting on behalf of itself and as the
Representative of the Several
Underwriters

                                  SCHEDULE I

                                    OFFICES



For the Seller:                      Washington, D.C. Secretary of State

For the Depositor:                   Delaware Secretary of State

For the Trust:                       Delaware Secretary of State



                                             SCHEDULE II

                                Initial Principal       Initial Principal      Initial Principal
                                    Balance of              Balance of            Balance of
Underwriter                      Class A-1 Notes         Class A-2 Notes         Class B Notes
-----------                      ---------------         ---------------         -------------


Salomon Smith Barney Inc.           $__________            $__________            $__________

----------------------              $----------            $----------            $----------

----------------------              $----------            $----------            $----------





                                            SCHEDULE III



                        Original
                        Principal        Investor
Security                Balance $         Price %                  Price %          Rate %
--------                ---------         -------                  -------          ------

Class A-1 Notes          $__________      __________%              __________%        _____%
Class A-2 Notes          $__________      __________%              __________%        _____%
Class B Notes            $__________      __________%              __________%        _____%

Total Price to Public:         $____________
Total Price to Depositor:      $____________
Underwriting Discounts
and Commissions:               $____________







                                     III-1

                                   EXHIBIT A

                                                             November __, 2001


Salomon Smith Barney Inc.
as Representative of the several Underwriters named in Schedule II hereto

c/o Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013

   Re: Underwriting Agreement for Wells Fargo Student Trust 2001-1, dated November __, 2001 the "Underwriting Agreement") between Wells Fargo Student Loans Receivables, LLC (the "Depositor"), and Salomon Smith Barney Inc., as representative (the "Representative") of the several underwriters (the
               "Underwriters").

Dear Ladies and Gentlemen:

         Pursuant to the Underwriting Agreement, the Depositor has undertaken certain financial obligations with respect to the indemnification of the Underwriters with respect to the Registration Statement, and the Prospectus described in the Underwriting Agreement. Any financial obligations of the Depositor under the Underwriting Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations;" provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of the Depositor under the Underwriting Agreement (including the payment of money damages for a breach of any of the Depositor's obligations under the Underwriting Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

         As a condition of its execution of the Underwriting Agreement, the Underwriters have required the undersigned, Wells Fargo Bank South Dakota, National Association ("Wells Fargo"), the parent of the Depositor, to acknowledge its joint and several liability with the Depositor for the payment of the Joint and Several Obligations under the Underwriting Agreement.

         Now, therefore, the Underwriters and Wells Fargo do hereby agree that:

         1. Wells Fargo hereby agrees to be absolutely and unconditionally jointly and severally liable with the Depositor to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.

         2. Wells Fargo may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters by the Depositor or another affiliate of Wells Fargo.

         Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Underwriting Agreement.

                                            Very truly yours,


                                            WELLS FARGO BANK SOUTH DAKOTA,
                                            NATIONAL ASSOCIATION],




                                            By:_____________________
                                            Name:
                                            Title:




SALOMON SMITH BARNEY INC.



By:________________________
   Name:
   Title:



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